SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 7, 2017

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                   Regulation FD Disclosure

On August 7, 2017, Dynegy Inc. (the “Company” or “Dynegy”) issued a news release announcing the launch of an offering of senior notes due 2026 (the “2026 Notes”) in a private placement transaction conducted pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). In addition, the Company also issued a news release announcing the commencement of a tender offer for up to an aggregate principal amount of $1.2 billion of its outstanding 6.75% Senior Notes due 2019. A copy of each news release is being furnished pursuant to Regulation FD as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission (the “SEC”) Release No. 33-8176, the information contained in the news releases furnished as exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01                   Other Events

As previously disclosed, on February 7, 2017, Dynegy Inc. (the “Company”), through its indirect wholly-owned subsidiary Atlas Power Finance, LLC, completed its acquisition (the “Acquisition”) of all of the issued and outstanding common stock of GDF SUEZ Energy North America, Inc., a Delaware corporation (“GSENA”). On February 8, 2017, the Company filed a Current Report on Form 8-K to report the completion of the Acquisition.

The purpose of this Current Report on Form 8-K, among other things, is to file the financial information related to the Acquisition set forth in Item 9.01 below so that such financial information is incorporated by reference into the Company’s registration statements filed with the SEC under the Securities Act and into the Company’s offering memorandum related to the 2026 Notes.

Included in this filing as Exhibit 99.1 is the pro forma financial information described in Item 9.01(b) below giving effect to the Acquisition, the offering of $750.0 million in aggregate principal amount of 8.00% Senior Notes due 2025 (as previously disclosed in the Company’s Current Report on Form 8-K filed on October 11, 2016), the issuance of shares of common stock to ECP (as previously disclosed on the Company’s Current Report on Form 8-K filed on March 1, 2016), the Company’s incremental $2.0 billion term loan credit facility (as previously disclosed on the Company’s Current Report on Form 8-K filed on June 28, 2016), the offering of the Company’s tangible equity units (as previously disclosed in the Company’s Current Report on Form 8-K filed on June 15, 2016) and the sale of the Troy and Armstrong facilities to LS Power (as previously disclosed on the Company’s Current Report on Form 8-K filed on February 28, 2017).

Exhibit 99.1 to this Current Report on Form 8-K contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward looking statements.”  You can identify these statements by the fact that they do not relate strictly to historical or current facts.  Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong.  Please read Dynegy’s annual, quarterly and current reports filed under the Securities Exchange Act of 1934, as amended, including its Annual Report on Form 10-K for the year ended December 31, 2016 and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2017 and June 30, 2017 for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally.  Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements.  All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements.  In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01              Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

Not applicable.

(b)          Pro Forma Financial Information

The unaudited pro forma consolidated financial statements of the Company as of and for the six months ended June 30, 2017 and the year ended December 31, 2016, giving effect to, among other transactions, the Acquisition, attached as Exhibit 99.1 hereto.

(c)           Shell Company Transactions

Not applicable.

(d)           Exhibits:

Exhibit No.	Document

99.1	Unaudited Pro Forma Consolidated Financial Information.

99.2	News Release dated August 7, 2017, announcing launch of senior notes offering.

99.3	News Release dated August 7, 2017, announcing commencement of tender offer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2017	DYNEGY INC.
(Registrant)
	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Unaudited Pro Forma Consolidated Financial Information.

99.2	News Release dated August 7, 2017, announcing launch of senior notes offering.

99.3	News Release dated August 7, 2017, announcing commencement of tender offer.